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                                                                      Exhibit 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 033-59085 and No. 033-65441) of Plymouth Rubber Company, Inc. of our report dated January 30, 1997 appearing on page 14 of this Form 10-K.


/s/ Price Waterhouse LLP
    Price Waterhouse LLP
    Boston, Massachusetts
    February 26, 1997